UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 8, 2000

                           Kelly's Coffee Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


       33-2128-D                                      84-1062062
       ---------                                      ----------
 (Commission File Number)                  (IRS Employer Identification Number)




                          c/o Richard Surber, President
            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
           ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 8.           CHANGE IN FISCAL YEAR

Kelly's Coffee Group, Inc. (the "Company"), in an effort to align its financial reporting to its subsidiary and other potential acquisitions, has changed its fiscal year end to December 31. This is a change from its previous year end of February 28. The Company will file a Form 10-QSB for the period ending November 30, 2000 and will also file a Form 10-KSB for the period ending December 31, 2000. The 10-KSB will cover the ten month transition period from March 1, 2000 to December 31, 2000.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Kelly's Coffee Group, Inc.

Signature                                           Date



By: /s/ Richard Surber                              December 8, 2000
   ------------------------
Name:    Richard Surber
Title:   President











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